NYSE MKT: EVBN © 2013 by Evans Bancorp www.evansbank.com Annual Meeting of Shareholders April 25, 2013 Exhibit 99.2

NYSE MKT: EVBN © 2013 by Evans Bancorp www.evansbank.com John R. O’Brien Chairman

NYSE MKT: EVBN © 2013 by Evans Bancorp www.evansbank.com David J. Nasca President and CEO

© 2013 by Evans Bancorp
Safe Harbor Statement
Safe Harbor Statement

This presentation includes "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning future business, revenue and earnings. These statements are not historical facts or guarantees of future performance, events or results. There are risks, uncertainties and other factors that could cause the actual results of the
Company to differ materially from the results expressed or implied by such forward-looking statements. Information on factors that could affect the
Company's business and results is discussed in the Company's periodic reports filed with the Securities and Exchange Commission. Forward looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise forward looking information, whether as a result of new, updated information, future events or otherwise.

© 2013 by Evans Bancorp
2012 Highlights -
2012 Highlights -
Record Year
Record Year
(in millions)
Record results reflect past investments
Balanced lending
Expanded product set
Core deposit growth
Net Income

$4.9
$0.7
$4.8
$6.1
$8.1
2008 2009 2010 2011 2012

© 2013 by Evans Bancorp
Growing Shareholder Value
Growing Shareholder Value

$12.39
$12.72
$13.18
$14.60
$15.92
$16.57
$16.34
$15.45
$16.72
$17.94
2008 2009 2010 2011 2012
Tangible Book Value Per Share Book Value Per Share

© 2013 by Evans Bancorp
Returning Capital to Shareholders
Returning Capital to Shareholders

Accelerated payment of semi-annual dividend in 2012 due to tax concerns
Increased semi-annual dividend rate to $0.24 per share
$0.78
$0.61
$0.40
$0.40
$0.44
$0.24
2008 2009 2010 2011 2012
Dividends Paid Accelerated Dividend Payment

© 2013 by Evans Bancorp

52%
Increase in
share value thru
3/31/13
(through 3/31/2013)
Strong Market Performance
Strong Market Performance
2012 stock price improved 44%
7%
17%
27%
37%
47%
57%
Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13
EVBN SNL Bank High Performing Peers Local
-3%

SBA

New
Mobile
Banking
Pay bills,
check balances
and more.
It keeps getting better.
EVANS
BANK
evansbank.com

EVANS BANCORP INC.

© 2013 by Evans Bancorp 2012 Highlights 2012 Highlights 9 Top 3 lender in the market – generated over $10 million for the third consecutive year Launched mobile banking – strong usage rates

© 2013 by Evans Bancorp 10 Focus on Efficiency – Focus on Efficiency – Building Consolidation Building Consolidation

EVANS
BANK

Habitat
for Humanity
THIS HOUSE IS BEING RENOVATED
IN PARTNERSHIP WITH
GOD S PEOPLE IN NEED

EVANS BANCORP INC.

© 2013 by Evans Bancorp 11 Pride in Our Community Pride in Our Community

© 2013 by Evans Bancorp 12 New Williamsville Branch New Williamsville Branch Northtowns Expansion Northtowns Expansion

NYSE MKT: EVBN © 2013 by Evans Bancorp www.evansbank.com Gary A. Kajtoch Executive Vice President and CFO Financial Highlights Financial Highlights and Results and Results

© 2013 by Evans Bancorp

Strong Performance
Strong Performance
($ in millions)
Expanded asset base through organic loan growth and acquisition
Increased future earnings power potential
Assets expanded 83% since 2007
Asset growth of 53%
© 2013 by Evans Bancorp
$529.0
$619.4
$671.5
$740.9
$809.7
2008 2009 2010 2011 2012

© 2013 by Evans Bancorp
Core Banking: Loan Growth
Core Banking: Loan Growth

Diversifying loan portfolio
High quality in-market commercial loans
Capturing strong credits from larger banks
($ in millions)
$349.1
$458.1
$512.5
$577.4
$581.3
2008 2009 2010 2011 2012

0.9%
17.1%
60.5%
11.8%
9.7%

6.8%
17.0%
38.4%
20.2%
17.6%

EVANS BANCORP INC.

© 2013 by Evans Bancorp
As of December 31, 2012
Diverse Loan Portfolio
Diverse Loan Portfolio
* Includes construction loans
Commercial Loans
Total Loan Portfolio
$582.9 million

Commercial Mortgages*
Home Equities
Residential Mortgages*
Commercial & Industrial
Other
Non owner occupied CRE
Owner occupied CRE
C&I
Multi family
Construction / Land Development
-
-

© 2013 by Evans Bancorp

Asset Quality
Asset Quality
NPAs to Total Loan + OREO
* Peer data per SNL
EVBN (GAAP)              Banks > $500 Million and < $1 Billion in Assets*
0.89%
2.65% 2.64%
2.60%
1.41%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
2008 2009 2010 2011 2012
3.06%
6.00%

© 2013 by Evans Bancorp

Conservative Standards
Conservative Standards
Allowance for Loan Loss / Non-Accruals
Q4 2012
* Peer data per SNL
ENL - Evans National Leasing
WVB - Waterford Village Bank (FDIC assisted acquisition)
Allowance to
Loan Ratio
(as of 12/31/2012)
1.67%
** Allowance for ENL: $47 thousand; Allowance for WVB: $119 thousand
118.3%
154.1%
96.1%
EVBN (GAAP) EVBN with ENL & WVB** Banks <$1B*

© 2013 by Evans Bancorp

Low Cost Core Deposits
Low Cost Core Deposits
($ in millions)
13.4% increase since 2011 in regular savings, demand deposits and
NOW deposits
2012 deposit costs: 0.69%
2012 Deposit Composition:
$679.0 million
$404.0
$499.5
$544.5
$616.2
$679.0
2008 2009 2010 2011 2012
56.1%
16.0%
27.9%
Savings & Money Market
Time Deposits
Demand & NOW

© 2013 by Evans Bancorp
* Excludes $0.7 million gain on bargain purchase

Strong Revenue Growth
Strong Revenue Growth
($ in millions)
Q4 2012 net interest margin 12 basis points above Banks <$1B
Net Interest Margin
(Q4 2012)
3.78%
$30.9
$36.0
$37.1
$38.4
$40.6
2008 2009* 2010 2011 2012

© 2013 by Evans Bancorp

~32% of total revenue in 2012
Fee income less rate sensitive
Increased cross-sell
Non-Interest Income
Non-Interest Income
* Excludes $0.7 million gain on bargain purchase.
($ in millions)
2012
14.5%
54.3%
3.8%
27.4%
Bank Charges
Insurance Service & Fees
Bank-owned Life Insurance
Other Income
$11.7
$13.4
$12.6
$12.4
$12.8
2008 2009* 2010 2011 2012

© 2013 by Evans Bancorp
Bottom-line Results
Bottom-line Results
($ in millions)
Net Income
$ 1.78 $ 1.78 $ 0.25 $ 0.25 $ 1.34 $ 1.34 $ 1.49 $ 1.49 $ 1.95 $ 1.95 Earnings Per Share
*
(diluted)
* 2009 and 2010 EPS include leasing losses of $(1.35) and $(0.09), respectively

$4.9
$0.7
$4.8
$6.1
$8.1
2008 2009* 2010* 2011 2012

NYSE MKT: EVBN © 2013 by Evans Bancorp www.evansbank.com 2013 First Quarter Results 2013 First Quarter Results

© 2013 by Evans Bancorp
First Quarter 2013
First Quarter 2013
(in millions, except per share data)
Net Interest Income Non-Interest Income Non-Interest Expense
Net Income
Earnings Per Share (diluted)
$6.9
$6.8
$3.3 $3.3
$6.9
$7.1
Q1 2012 Q1 2013 Q1 2012 Q1 2013 Q1 2012 Q1 2013
$2.4
$1.8
Q1 2012 Q1 2013
$0.58
$0.43
Q1 2012 Q1 2013

© 2013 by Evans Bancorp
Evans Bancorp – March 31,
Risk-Based Capital Ratios
Regulatory
Guidelines for
Well Capitalized
2013 2012 2011
Tier 1 leverage ratio 5.00% 9.87% 9.74% 9.89%
Tier 1 risk-based capital 6.00% 14.02% 12.96% 12.95%
Total risk based capital 10.00% 15.28% 14.22% 14.21%
TCE/TA 8.36% 8.05% 7.99%
Tangible Book Value $16.26 $14.96 $13.48
Capital Structure
Capital Structure

- Challenging comparables
- Margins are tightening
- Excess liquidity in the market
- Irrational competition
- Softening demand
- Maintain credit discipline

EVANS BANCORP INC.

26 © 2013 by Evans Bancorp The Year Ahead The Year Ahead

NYSE MKT: EVBN © 2013 by Evans Bancorp www.evansbank.com Looking Forward Looking Forward Market Opportunity Market Opportunity

28 © 2013 by Evans Bancorp WNY’s WNY’s Resurgence Resurgence

29 © 2013 by Evans Bancorp WNY’s WNY’s Resurgence Resurgence

Source: FDIC, as of June
30, 2012
Opportunity for Expansion
Opportunity for Expansion
Market Share by Deposits
2012
$32.3B Total Deposits
HSBC
8.8%
M&T
42.7%
Key
Bank
8.3%
First
Niagara
26.2%
Evans
1.9%
Citizens
4.6%
Bank of
America
3.8%
All
Others
3.7%
Continued market share
expansion
Market values community
centric approach
© 2013 by Evans Bancorp
1.1%
1.9%
2008 2012

© 2013 by Evans Bancorp
2013 Strategic Plan
2013 Strategic Plan

Effective Risk
Management
Refocus
Community
Banking Model
Fee Based
Income Growth
Optimize
Technology
Effective
Lending
Strategy
Strengthen
Operating
Model

Has your bank
outgrown you?
Choose better, not bigger.
EVANS
BANK

EVANS BANCORP INC.

© 2013 by Evans Bancorp

- Diverse revenue mix, strong operating fundamentals
- Strong and growing franchise in WNY
- Sophisticated / experienced management team
- Solid capital base
- Quality core deposit growth
- Lower-risk balance sheet
- Shareholder return orientation
- Historically reasonable valuation

EVANS BANCORP INC.

33 © 2013 by Evans Bancorp Investment Highlights Investment Highlights

NYSE MKT: EVBN © 2013 by Evans Bancorp www.evansbank.com Questions Questions

NYSE MKT: EVBN © 2013 by Evans Bancorp www.evansbank.com Results of the Election Results of the Election

NYSE MKT: EVBN © 2013 by Evans Bancorp www.evansbank.com Annual Meeting of Shareholders April 25, 2013